NUVECTRA®

VERSATILITY IN NEUROMODULATION

June 2019


Algovita®


Virtis™

Note: The Virtis System is not currently approved for commercial distribution in the United States or the European Union.

NUVECTRA

Forward-Looking Statements

This presentation contains "forward-looking statements," including statements we make regarding the outlook for Nuvectra as an independent publicly-traded company. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of our control. Our actual performance may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include(i) our ability to successfully commercialize Algovita and to develop, complete and commercialize enhancements or improvements to Algovita; (ii) our ability to successfully compete with our current SCS competitors and the ability of our U.S. sales representatives to successfully establish market share and acceptance of Algovita, (iii) the uncertainty and timing of obtaining regulatory approvals in the United States and Europe for our Virtis SNM system, (iv) our ability to successfully launch and commercialize the Virtis SNM system if and when it receives regulatory approval (v) our ability to demonstrate the features, perceived benefits and capabilities of Algovita to physicians and patients in competition with similar products already well established and sold in the SCS market; (vi) our ability to anticipate and satisfy customer needs and preferences and to develop, introduce and commercialize new products or advancements and improvements to Algovita in order to successfully meet our customers' expectations; (vii) the outcome of our development plans for our neurostimulation technology platform, including our ability to identify additional indications or conditions for which we may develop neurostimulation medical devices or therapies and seek regulatory approval thereof; (viii) our ability to identify business development and growth opportunities and to successfully execute on our strategy, including our ability to seek and develop strategic partnerships with third parties to, among other things, fund clinical and development costs for new product offerings; (ix) the performance by our development partners, including Aleva Neurotherapeutics, S.A., of their obligations under their agreements with us; (x) the scope of protection for our intellectual property rights covering Algovita and other products using our neurostimulation technology platform, along with any product enhancements or improvements; (xi) our ability to successfully build, attract and maintain an effective commercial infrastructure and qualified sales force in the United States; (xii) our compliance with all regulatory and legal requirements regarding implantable medical devices and interactions with healthcare professionals; (xiii) our reliance on each of Integer, our exclusive and sole manufacturer and supplier of parts and components for Algovita, and Minnetronix, Inc., our sole-source supplier of external peripheral devices; (xiv) any supplier shortages related to Algovita or its components and any manufacturing disruptions which may impact our inventory supply as we expand our business; (xv) any product recalls, or the receipt of any warning letters, mandatory corrections or fines from any governmental or regulatory agency; (xvi) our ability to satisfy the conditions and covenants of our Credit Facility; and (xvii) our ability to raise capital should it become necessary to do so, through another public offering of our common stock, private equity or debt financings, strategic partnerships, or other sources. Please see the section entitled "Risk Factors" in Nuvectra's Annual Report on Form 10-K and in our other quarterly and periodic filings for a description of these and other risks and uncertainties. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investment Highlights

- Above-industry average SCS revenue growth
- Success with >4,000 U.S. Algovita SCS implants
- Expansion of sales team in parallel with productivity
- Balance consistent growth with responsible cost structure maturation
- Expanding Algovita SCS opportunity with anticipated full body MR approval (December 2019)
- Expect to enter >$600M[2] U.S. SNM market following Virtis™[1] regulatory approval (2Q 2020)

1) The Virtis System is not approved for commercial distribution in the United States or the European Union
2) Market size and growth information is for 2017 and is based on market research and Company estimates

Our Mission

MISSION
Help physicians improve the lives of people with chronic conditions through life-enhancing products and services.

PHILOSOPHY
Develop a de novo neurostimulation system focused on improving outcomes through product design.

HYPOTHESIS
Mitigate complications and improve outcomes through product design.

Nuvectra has three core values that drive the way we do business: quality, integrity, and trust. In keeping with our values, we have developed a compliance program to ensure we continue to operate with the highest standard of corporate conduct.

NUVECTRA

Company Evolution

NASDAQ Traded: NVTR

- Spun-off in 2016 with $75M cash & $45M debt facility
- Neurostimulation company focused on platform technology and IP for multiple indications
- FDA approved & CE marked for spinal cord stimulation for treatment of chronic pain

- ~200 employees
- 3 offices locations, ~60 territories(1)
- Over 4,000 U.S. Algovita SCS implants

1) As of May 1, 2019

NUVECTRA

Positioned For Success

Large & Growing Target Markets ~3.4B[1]

- Spinal Cord Stimulation (SCS)
- Sacral Neuromodulation (SNM)
- Deep Brain Stimulation (DBS)

Expanding Selling Team

- Sales management, national account coverage, direct reps, sales agents, clinical specialists
- U.S. Algovita sales team
  - ~60 territories at May 1, 2019
- Expect to continue expansion into new territories
  - ~70-75 territories by year end 2019

Algovita Growth



$4.2M
$25.6M
$47.1M
$57 - 62M
2016
2017
2018
2019

~300 Patents[2]

1) Aggregate SCS, SNM and DBS market size for 2017 based on market research and Company estimates.
2) This figure represents the approximate number of domestic and foreign patents pending, owned and licensed, in the Company's IP Portfolio, which is subject to change.

Neuromodulation Target Market Opportunity


SCS MARKET (1)
ABT
BSX
MDT
NVRO
NVTR


CHRONIC PAIN
>11% CAGR
$2.06B
$2.37B
$2.62B
$2.85B
2017
2018
2019
2020

1) Market size and share data based on market research and Company estimates. Market size shown in millions (USD) and market share LTM as of Sept. 30, 2017

Note: Nuvectra may also indirectly compete in the deep brain stimulation market via its partner Aleva Therapeutics. Upon completion of a DBS system for Aleva and its receipt of regulatory approval, Nuvectra expects that Aleva will commercialize the DBS system in certain European markets initially and later possibly in the United States. If it does so and is successful, the Company would receive royalties on the sale of these DBS systems and components.

NUVECTRA

SCS – Powerful, Versatile, Patient-Centric



Powerful IPGs

- 24 independent current sources
- 4 stim modes
- Broad spectrum of outputs and parametric ranges
- 10 program capacity
- Deep-discharge recovery battery
- Bi-directional recharge



Versatile Lead Portfolio

- Stretchable lead body
- 12 contacts and coverage of up to 3 vertebral segments
- Comprehensive portfolio
- Reduced paddle lead volume
- Articulating paddle to lead-body connection



Algorithmic Programming

- Wireless communication
- Algorithmic programming
- 3-D visualization
- Precise current steering in 1% increments
- Computer-aided stimulation programming
- Monitor mirroring



Easy to Use Patient Devices

- Discreet wireless pocket programmer
- Daily control function
- MICS wireless telemetry
- Intuitive color interface for charging system

Powerful IPG Therapy Delivery

FOUR STIMULATION MODES

- High Fidelity Tonic
- Burst
- Ultra Long PW
- High Frequency


Algovita
NUVECTRA
Algovita
NUVECTRA

CORE ADVANTAGES

- 24 channels / current sources with current steering
- Broad parametric ranges
- Embedded capabilities including multi-waveform generator







Features	Nuvectra	Medtronic	Abbott	Boston Scientific	Nevro
CONFIGURATION	3x8 and 2x12	2x8	2x8	4x8	2x8
CHANNELS	24	16	16	32	16
POWER SOURCES	24	1	1	32	1
MAX AMPLITUDE	30 mA	25.5 Ma	25.5 mA	25.5 mA	15 mA
FREQUENCY	2-2,000 Hz	40-1,200 Hz	2-1,200 Hz	2-1,200 Hz	2-10,000 Hz
PULSE WIDTH	20-1,500 µs	60 – 1,000 µs	50-1,000 µs	20-1,000 µs	20-1,000 µs

Note: Nuvectra defines high frequency as <2,000 hz

System comparison based on technical manuals and promotional collateral from each company. Pictures taken from company websites.

- Nuvectra™ Algovita™ spinal cord stimulation System Implant Manual for Stimulator, 2015, SPC-000388-001 Rev B
- 97715 Intellis™ with AdaptiveStim™ Technology, 97716 Intellis™ Rechargeable neurostimulators – Implant manual, M946871A002 REV. C
- St Jude professional website, http://professional.sjm.com/therapies/protégé-upgradeable-ipg/solution/protégé. Accessed Nov 30, 2015
- Boston Precision SpectraTM System Directions for Use, Valencia CA 2015, 91057051-01 Rev A 2015-08
- Nevro® Physician Implant Manual 11051 Rev A & FDA Summary of Safety and Effectiveness Data, PMA P130022

NUVECTRA

A New Generation of Percutaneous Lead Design

World's first *stretchable* leads

KEY CAPABILITIES

- Lead elongation (stretchability)
- Kink-resistant
- Reduce lead migration
- Reduce lead breakage
- Increase spinal coverage

NUVECTRA

Preliminary Algovita® Clinical Data Demonstrates Considerably Lower Lead Fracture and Migration Rates than Industry Average

	LEAD MIGRATION	LEAD FRACTURE
CURRENT STUDY Early results in 75 patients	5%	0%
Eldabe 2016 Review 4,000 patients	15.5%	6.4%

"These initial results indicating positive clinical and potential quality of life outcomes following the implantation of the Algovita SCS System should give increased confidence to physicians. Within this patient cohort, we recorded statistically significant improvements in safety outcomes, specifically below industry average lead migration and fracture rates."

– *Robert Levy, MD, PhD*



STRANDED WIRE
8-Electrode Leads

DUAL COIL DESIGN
8 & 12-Electrode Leads




ALGOVITA


COMPETITORS

Eldabe S, Buchser E, Duarte RV. Complications of Spinal Cord Stimulation and Peripheral Nerve Stimulation Techniques: A Review of the Literature. Pain Med. 2016;17:325–336

NUVECTRA

A New Generation of Surgical / Paddle Leads

KEY CAPABILITIES
- Reduced size and volume improves safety profile[1]
- Steerable stylet and posterior stabilizing ribs
- Multi-midline electrode configuration
- Stretchable lead body and single lead tail

TWO PLACEMENT OPTIONS
- Traditional placement
- Direct visual placement (articulating hinge design)




Traditional Placement


Direct Visual Placement


Articulating hinge
Low profile

1) Levy R et al. Incidence and Avoidance of Neurologic Complications with Paddle Type SCS Leads. Neuromodulation 2011

NUVECTRA

Flexian Paddle Lead

Video can be viewed at presentation posting on www.nuvectramed.com

NUVECTRA

Post-Market Clinical Data Strategy



Algovita
NUVECTRA
Algovita
NUVECTRA

INITIAL STUDY ARM & TIMING

- Compare outcomes: high fidelity tonic vs. ultra long pulse width
- 90 patients at 14 sites
- IRBs established, sites & patient enrollment initiated
- Advance data through publication and presentation



Algovita

PROSPECTIVE, MULTI-OUTCOMES STUDY

- Obtain real-world data on a new SCS system designed to address most frequent complications (i.e. lead migration & fracture)
- As of April 1, 2019, ~80 patients enrolled
- Multi-center U.S. & EU
- Interim results: Lead migrations and lead fractures at 1 month were 5% and 0%, respectively; considerably lower than observed industry literature (15.5% and 6.4%, respectively)[1]

1) Eldabe S, Buchser E, Duarte RV. Complications of Spinal Cord Stimulation and Peripheral Nerve Stimulation Techniques: A Review of the Literature. Pain Med. 2016;17:325–336

Neuromodulation Target Market Opportunities


SNM MARKET (1)
MDT

MARKET OPPORTUNITY

- ~400M candidates worldwide[2]
- >$600 million market[2]
- Acknowledged science
- Established reimbursement

BLADDER & BOWEL CONTROL

>5% CAGR


$599M
$632M
$651M
$693M
2017
2018
2019
2020

1) Market size and share data based on market research and Company estimates. Market size shown in millions (USD) and market share LTM as of Sept. 30, 2017.
2) Market size and growth information is for 2017 and is based on market research and Company estimates.

NUVECTRA

Virtis SNM System[1,2]

Virtis' pending indication is for the treatment of ***chronic urinary retention and the symptoms of overactive bladder***



CORE ADVANTAGES

- Dual leads
- Reinforced lead body
- Lead fixation (fins vs. tines)
- Independent current control

COMMERCIAL STRATEGY

- Execute limited launch
- Build Urology / UroGyn focused sales reps
- Prioritize U.S. market


Virtis





	Virtis™ (1)	InterStim II™	Axonics
MR CONDITIONAL	Head (3)	Head	Head
# OF LEADS	1 or 2	1	1
LEAD FIXATION	Fins	Tines	Tines
REINFORCED LEAD BODY	Yes: Braid	No	No
PATIENT CONTROLLER	Key Fob	Smart Phone	Key Fob
BATTERY	Rechargeable	Primary Cell	Rechargeable
STIM OUTPUT	Current	Voltage	Current
POWER SOURCES	4	1	1
CURRENT STEERING	Yes	No	No
COMMUNICATION	Wireless	Inductive	Wireless
IPG VOLUME	19.5 cc	14 cc	~6 cc

1) The Virtis System is not approved for commercial distribution in the United States or the European Union.
2) System comparison based on internal market research and technical manuals and promotional collateral from each company. Images sourced from company websites.
3) Submission for full body MR conditional label expected following FDA approval

Near-Term Value Events

- $57-62M revenue in FY 2019[1]
- U.S. Algovita full body MR submitted Q2 2019, expected approval Q4
- Virtis biocompatibility study by EoY 2019
- ~70-75 territories by YE 2019
- Improving sales team productivity

Longer-Term Value Events

- Above market growth every quarter
- Sales team productivity
- Cost structure improvements
- Regulatory approvals to expand addressable markets
- Treasury strategy

1) Expect Algovita revenue of $57-62 million for FY 2019

THANK YOU!


Algovita


Virtis

NUVECTRA®

Note: The Virtis System is not currently approved for commercial distribution in the United States or the European Union.

NUVECTRA

Extensive Neuromodulation Experience



Fred Parks
CEO & DIRECTOR

- 15+ yrs. as CEO of public medical device companies
- Prior experience: Analogic, Enovate Medical, NDS Surgical, Urologix, Marconi Medical Systems, EG&G, St. Jude Medical, Steady State Imaging



Jennifer Kosharek
INTERIM CFO, VP, CONTROLLER & PRINCIPAL ACOUNTING OFFICER

- 15+ yrs. audit and accounting experience, including 7 yrs. of public company accounting experience



Paul Hanchin
PRESIDENT

- 30+ yrs. medical device experience
- Prior experience: Flowonix Medical, St. Jude Medical, Advanced Neuromodulation Systems, Boston Scientific, Cyberonics



Ben Tranchina
CTO

- 25+ yrs. industry experience
- Prior experience: VP Product Development at ANSI/SJM Neuro, CEO of Veressa Medical



Melissa Beare
EVP, GENERAL COUNSEL

- 15+ yrs. legal and in-house experience with medical device and public companies
- Prior experience: ANSI, St. Jude Medical

NUVECTRA

FDA MR-Conditional Approvals

1. Always refer to latest labeling for MR conditions and limitations.
2. The Precision Montage MRI SCS System can be "Full Body MR Conditional" only when exposed to the MRI environment under the specific conditions defined in this manual. Whole body SAR must be ≤ 2.0 W/kg, Head SAR must be ≤ 3.2 W/Kg.
3. Extremity scans: lower extremities–all except hip; upper extremities–all except shoulder.
4. Whole body SAR ≤ 0.1 W/kg. Extremity scans: lower extremities–all except hip; upper extremities–all except shoulder.
5. Full body imaging: 1.5T and 0.4 SAR for percutaneous leads. Head and extremities imaging: 1.5 and 3T for percutaneous and surgical leads.

	NUVECTRA	Medtronic	Boston Scientific		Abbott		Nevro	
System	Algovita	Intellis™ & Restore™ IPG Family	Spectra™ & Spectra WaveWriter™	Montage™ [2]	Prodigy MRI™	Proclaim™ Elite	Senza I®	Senza II®
Approval[1]	Head	Full Body	Head	Full Body	Head & Extremities[3]	Full Body[4]	Full Body[5]	Head & Extremities
								
Strength	1.5T	1.5T	1.5T	1.5T	1.5T	1.5T	1.5T	1.5T and 3T

Note: Based on Company Product Manuals and Guidelines
(1) Algovita is currently MR-conditional approved for head only in the U.S. and for full body in the EU.
(2) Submission for full body MR conditional label submitted to FDA June 7, 2019 and approval is anticipated around year end 2019

NUVECTRA

Simplifying Programming Complexity & Patient Interaction



CLINICIAN

- Algorithmic-driven programming with direct patient input
- Precise current steering in 1% increments
- Wireless



PATIENT

- Key fob patient controller
- Icon based touch screen
- Wireless telemetry
- Combination recharger – patient controller

